UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  August 6, 2009

Commission File Number: 333 – 150952

CHINA MEDIA INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	N/A
(state or other jurisdiction of incorporation or organization)	(I.R.S. Employer I.D. No.)

12/F, Block D, Chang An Guo Ji
No. 88 Nan Guan Zheng Street
Beilin District, Xi'an City, Shaan'xi Province
China - 710068
(Address of principal executive offices)

(86) 298765-1114

Issuer’s telephone number

Protecwerx Inc.
800 Fifth Avenue, Suite 4100
Seattle, Washington 98104
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws

On August 6, 2009, the registrant filed an amendment to its articles with the Nevada secretary of State to change its name from Protecwerx Inc. to China Media Inc. (the “Company”).

The Company will also be filing documents with FINRA to process the name change and assign the Company a new ticker symbol.  The Company will continue trade under its old name and symbol until such time as application is processed by FINRA.

Item 9.01 Exhibits

(c) Exhibits. The following exhibits are included as part of this report:

3.1	Certificate of Amendment filed with the Nevada Secretary of State on August 6, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 12, 2009	CHINA MEDIA INC.

	By:	/s/ Dean Li
Dean Li
Director, President, Chief Executive Officer and Secretary